EXHIBIT 10.5

                              GUARANTY AGREEMENT

  THIS GUARANTY AGREEMENT (this "Agreement") dated as of August 10, 1999, is made by President Casinos, Inc., a Delaware corporation (the "Guarantor"), in favor of American Gaming & Entertainment, Ltd., a Delaware corporation (the "Lender"), who agree as follows:

                                   RECITALS

  A. The President Riverboat Casino-Mississippi, Inc., a Mississippi corporation (the "Borrower"), is or will be indebted unto the Lender for a loan made or to be made pursuant to the terms of a certain promissory note dated of even date herewith in the aggregate principal amount of Five Million, Eight Hundred, Twenty-Seven Thousand, Five Hundred and NO/100 Dollars ($5,827,500.00), together with costs, interest, expenses and attorneys' fees, made by the Borrower payable to the order of the Lender (as amended, modified, supplemented, restated, extended or renewed from time to time, the "Note").

  B. The making of the loan to the Borrower pursuant to the Note will benefit the Guarantor.

  C. The Lender has required, as a condition to the making of the loan, the execution of this Agreement by the Guarantor.

  NOW, THEREFORE, in order to induce the Lender to accept the Note from the Borrower, the Guarantor covenants and agrees in favor of the Lender as follows:

  Section 1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender the full and punctual payment and performance of all present and future amounts, liabilities and obligations of the Borrower to the Lender or to any successor or transferee thereof under or pursuant to the Note, this Agreement or any of the collateral documents executed by the Borrower in favor of the Lender in connection with the Note (the "Collateral Documents"), whether said amounts, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements and restatements to any of said documents (the "Indebtedness"). Payments made on the Indebtedness will not discharge or diminish the obligations and liability of the Guarantor under this Agreement for any remaining and succeeding Indebtedness. As to the Guarantor, the guarantee provided for in this Agreement is an absolute, unconditional, continuing guarantee of payment and not of collectibility and is in no way conditioned upon or limited by: (a) any attempt to collect from the Borrower; (b) the commencement of any bankruptcy or receivership proceedings by or against the Borrower; (c) the Borrower's discharge or reduction of its liability (or any part thereof) under federal bankruptcy law or any applicable state law; (d) any attempt to collect from, or the exercise of any rights and remedies against, any person other than the Borrower who may at any time now or hereafter be primarily or secondarily liable for any or all of the
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Indebtedness, including, without limitation, the Guarantor and any other maker, endorser, surety, or guarantor of all or a portion of the Indebtedness (all of the aforementioned persons in this clause (b) other than the Borrower being herein called collectively the "Obligors" and individually an "Obligor"); or (e) any resort or recourse to or against any security or collateral now or hereafter pledged, assigned, or granted to the Lender under the provisions of any instrument or agreement or otherwise assigned or conveyed to it. If the Borrower fails to pay any of the Indebtedness, when and as the same shall become due and payable (whether by acceleration, declaration, extension or otherwise), the Guarantor shall on demand pay the same to the Lender in immediately available funds, in lawful money of the United States of America, at its address specified in or pursuant to Section 8 of this Agreement.

  Section 2. Joint and Several Liability. The Guarantor hereby binds and obligates said Guarantor and Guarantor's successors and assigns jointly and severally with the Borrower and with the other Obligors for the full and punctual payment and performance of all of the Indebtedness precisely as if the same had been contracted and were due and owing by such Guarantor personally. It is agreed and understood that the Guarantor shall be bound by all the provisions of this Agreement and for the payment and performance of the Indebtedness in the same manner as if it were the only person executing this Agreement or guarantying the Indebtedness.

  Section 3. Obligations Absolute. The obligations and liabilities of the Guarantor under this Agreement are primary, joint and several obligations of the Guarantor, are continuing, absolute, and unconditional, shall not be subject to any counterclaim, recoupment, set-off, reduction, or defense based upon any claim that the Guarantor may have against the Borrower or any of the Obligors or that the Borrower may have against the Lender or any other party, are independent of any other guaranty or guaranties at any time in effect with respect to all or any part of the Indebtedness, and may be enforced regardless of the existence of such other guaranty or guaranties. The obligations and liabilities of the Guarantor under this Agreement shall not be affected, impaired, lessened, modified, waived or released by the invalidity or unenforceability of the Note or any or all of the Collateral Documents or by the death of or bankruptcy, reorganization, dissolution, liquidation or similar proceedings affecting the Borrower or the Guarantor or one or more of the other Obligors or the sale or other disposition of all or substantially all of the assets of any of the foregoing. The Guarantor hereby consents that at any time and from time to time, the Lender may, without in any manner affecting, impairing, lessening, modifying, waiving or releasing any or all of the obligations and liabilities of the Guarantor under this Agreement, and whether or not any of the following actions shall modify or affect the rights of the Guarantor as to subrogation, reimbursement or indemnity against any other parties (including the other Obligors), do any one or more of the following, all without notice to, or further consent of, the Guarantor:

    (a) renew, extend or otherwise change the time or terms for payment of the principal of any of the Indebtedness or any renewals or extensions thereof;

    (b)  extend or change the time or terms for performance of any other

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obligations, covenants or agreements of the Borrower or any of the Obligors;

    (c) amend, compromise, release, terminate, waive, surrender, or otherwise deal with in any manner satisfactory to the Lender:

      (i) any or all of the provisions of the Note or any or all of the Collateral Documents,

      (ii)  any or all of the Indebtedness,

      (iii) any or all of the obligations and liabilities of the Borrower, the Guarantor or one or all of the other Obligors under this Agreement, the Note or any and all Collateral Documents (without remission of any part of the Indebtedness) or any or all property or other security given at any time as collateral by such Guarantor, the Borrower or any other Obligor, without affecting, impairing, lessening or releasing any or all of the obligations and liabilities of the Guarantor under this Agreement, and

      (iv)  any or all of the Obligors; and

    (d) sell, assign, collect, substitute, exchange or release any or all property or other security now or hereafter serving as collateral for any or all of the Indebtedness or under any or all of the Collateral Documents;

    (e) receive additional property or other security as collateral for any or all of the Indebtedness;

    (f) fail or delay to enforce, assert or exercise any right, power, privilege or remedy conferred upon the Lender;

    (g) grant consents or indulgences or take action or omit to take action under, or in respect of, the Note and any or all of the Collateral Documents; and

    (h) apply any payment received by the Lender of, or on account of, any of the Indebtedness from the Borrower, from any of the Obligors or from any source other than the Guarantor to the Indebtedness in whatever order and manner the Lender elects, and any payment received by the Lender from the Guarantor (or any of them) for or on account of this Agreement may be applied by the Lender to any of the Indebtedness in whatever order and manner the Lender elects.

  Section 4. Waiver by Guarantor. The Guarantor unconditionally waives: (a) notice of the execution and delivery of the Loan Documents; (b) notice of the Lender's acceptance of and reliance on this Agreement or of the creation of any of the Indebtedness; (c) presentment, demand, dishonor, protest, notice of non-payment and notice of dishonor of the Indebtedness, the Note and the Collateral Documents; (d) notice of transfer or assignment of the Indebtedness and this Agreement; and (e) all notices required by statute or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, any demand, proof, or notice of non-payment of any of the Indebtedness by the Borrower or any of the Obligors and notice of any failure or default on the part of the Borrower or any of the Obligors to perform or

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comply with any term of any of the other documents.

  Section 5. Subrogation. Until such time as the Indebtedness has been paid and performed in full and the provisions of this Agreement are no longer in effect, the Guarantor shall not exercise any right to subrogation, reimbursement or contribution against the Borrower or other Obligor nor any right to subrogation, reimbursement and indemnity against any property or other security serving at any time as collateral for any or all of the Indebtedness, all of which rights of subrogation, reimbursement, contribution and indemnity the Guarantor jointly and severally subordinates to the full and punctual payment and performance of the Indebtedness.

  Section 6. Subordination. In the event that the Guarantor should for any reason advance or lend monies to the Borrower, whether or not such funds are used by the Borrower to make a payment under the Borrower's Indebtedness, the Guarantor hereby agrees that any and all rights that the Guarantor may have or acquire to collect from or to be reimbursed by the Borrower (or from or by any other Obligor of the Borrower's Indebtedness), shall in all respects, whether or not the Borrower presently is or subsequently becomes insolvent, be subordinate to the rights of the Lender to collect and enforce the payment and performance of the Borrower's Indebtedness, until such time as the Indebtedness has been fully paid and performed and the provisions of this Agreement are no longer in effect.

  Section 7. Remedies. Upon the failure in the payment or performance of any of the Indebtedness when due (whether by acceleration or otherwise) the Lender may institute a judicial proceeding for the collection of the sums or the performance of the Indebtedness so due and unpaid or unperformed, and may prosecute such proceeding to judgment for final decree, and may enforce the same against the Guarantor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Guarantor, wherever situated. In the event of such a failure, the Lender shall have the right to proceed first and directly against the Guarantor under this Agreement without proceeding against the Borrower or any other person (including other Obligors), without exhausting any other remedies which it may have and without resorting to any other security held by the Lender.

  Section 8. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by the Lender to or on the Guarantor shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses is given in writing by the Guarantor to the Lender) as follows:

          President Casinos, Inc.
          802 North First Street
          St. Louis, Missouri 63102
          Attn:  James A. Zweifel



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with copies to:

          James W. O'Mara
          Phelps Dunbar, L.L.P.
          Suite 500, SkyTel Centre
          200 South Lamar Street
          Jackson, Mississippi 39225
          Telephone:  (601) 352-2720
          Facsimile:  (601) 360-9777

and

          Virginia Boulet
          Phelps Dunbar, L.L.P.
          400 Poydras Street, 30th Floor
          New Orleans, Louisiana 70130
          Telephone:  (504) 584-9286
          Facsimile:  (504) 568-9130

  Any notice or demand which, by any provision of this Agreement, is required or permitted to be given or served by the Guarantor to or on the Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing by the Lender to the Guarantor) as follows:

          American Gaming & Entertainment, Ltd.
          One Woodland Avenue
          Paramus, New Jersey 07652
          Attn: J. Douglas Wellington

with copies to:

          Robert A. Byrd, Esq.
          Byrd & Wiser
          P.O. Box 1939
          Biloxi, MS  39533-1939
          Telephone:  (228) 432-8123
          Facsimile:  (228) 432-7029

          Bobbie T. Shell, Esq.
          Baker & Botts, L.L.P.
          2001 Ross Ave., Ste. 700
          Dallas, TX  75201
          Telephone:  (214) 953-6500
          Facsimile:  (214) 953-6503

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          Shamrock Holdings Group, Inc.
          Two Clinton Square
          Syracuse, New York 13202
          Attention:  Richard C. Breeden
          Telephone:  (315) 422-9000
          Facsimile:  (315) 422-9361

          T. Glover Roberts, Esq.
          Sheinfeld, Maley & Kay, P.C.
          1700 Pacific Avenue, Suite 4400
          Dallas, Texas  75201
          Telephone:  (214) 953-8019
          Facsimile:  (214) 953-8199

          William S. Boyd, Esq.
          P.O. Box 1326
          Gulfport, MS  39502
          Telephone:  (228) 864-1915
          Facsimile:  (228) 864-1957

          John Hedglin, Esq.
          Rimmer, Rawlings, MacInnis
          & Hedglin
          1290 Deposit Guaranty Plaza
          Jackson, MS  39201
          Telephone:  (601) 969-1030
          Facsimile:  (601) 969-1040

          Douglas S. Draper, Esq.
          Heller, Draper, Hayden, Horn, L.L.C.
          650 Poydras Street
          Suite 2500
          New Orleans, La. 70130-6103
          Telephone:  (504) 568-1888
          Facsimile:  (504) 522-0949

  Section 9. Amendment. Neither this Agreement nor any provisions thereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

  Section 10. Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

  Section 11. Cumulative Rights. The rights and remedies of the Lender under this Agreement and the Note and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

  Section 12. Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this

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Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

  Section 13. Governing Law. This Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Mississippi.

  Section 14. Termination. Upon full and final payment and performance of the Indebtedness, this Agreement shall terminate. Notwithstanding the foregoing, if at any time, any payment or part thereof to the Lender with respect to any of the Borrower's Indebtedness is rescinded or must otherwise be restored by the Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or any other debt relief granted to the Borrower or to any other Obligor, this Agreement and the Guarantor's obligations and liabilities hereunder shall automatically and retroactively be reinstated. In the event that the Lender must rescind or restore any payment received in total or partial satisfaction of the Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement and the Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and reinstated and shall remain in full force and effect to the same degree and extent as if such release or discharge had never been granted. It is the intention of the Guarantor, the Borrower and the Lender that the Guarantor's obligations and liabilities hereunder shall not be discharged except by the full and complete payment and performance of such Indebtedness, and then only to the extent of such payment and performance.

  Section 15.  Successors and Assigns.

    (a) All covenants and agreements contained by or on behalf of the Guarantor in this Agreement shall bind the Guarantor's successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

    (b) This Agreement is for the benefit of the Lender and for such other person or persons as may from time to time become or be the holders of any of the Indebtedness, and this Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as the Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by the Lender of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Lender under this Agreement.

  IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed as of the date first written above.

                                    PRESIDENT CASINOS, INC.


                                    By: /s/ James A. Zweifel
                                       ---------------------------------------
                                    Name:   James A. Zweifel
                                    Title:  Executive Vice President and
                                            Chief Financial Officer